Restructuring	3 Months Ended
Jun. 30, 2018
Restructuring [Abstract]
Disclosure of Restructuring [text block]

Restructuring

Restructuring forms part of the Group’s strategy implementation. We have defined measures that aim to strengthen the bank, position it for growth and simplify its organizational set-up. The measures also target to reduce adjusted costs through higher efficiency, by optimizing and streamlining processes, and by exploiting synergies.

Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.

Net restructuring expense by division

	Three months ended		Six months ended
in € m.	Jun 30, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017
Corporate & Investment Bank	165	66	178	98
Private & Commercial Bank	11	(4)	(7)	(52)
Asset Management	7	2	9	4
Total Net Restructuring Charges	182	64	181	50

Net restructuring expense by type

	Three months ended		Six months ended
in € m.	Jun 30, 2018	Jun 30, 2017	Jun 30, 2018	Jun 30, 2017
Restructuring – Staff related	181	64	184	55
Thereof:
Termination Payments	90	54	85	38
Retention Acceleration	86	10	94	16
Social Security	5	1	5	1
Restructuring – Non Staff related[1]	1	0	(3)	(4)
Total net restructuring Charges	182	64	181	50

[1]Contract costs, mainly related to real estate and technology.

Provisions for restructuring amounted to € (597) million and € (624) million as of June 30, 2018 and March 31, 2018, respectively. The majority of the current provisions for restructuring should be utilized in the next two years.

During the three months ended June 30, 2018, 712 full-time equivalent staff were reduced as part of our restructuring program. These reductions were identified within:

Three months ended
Jun 30, 2018
Corporate & Investment Bank	461
Private & Commercial Bank	88
Asset Management	21
Infrastructure	141
Total full-time equivalent staff	712